UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: November 4, 2008
(Date of earliest event reported)

Glu Mobile Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 250 San Mateo, California	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 532-2400
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On November 4, 2008, Glu Mobile Inc. (“Glu”) entered into a Second Amendment (the “Amendment”) to its Loan and Security Agreement with Silicon Valley Bank (“SVB”), dated as of February 14, 2007 as amended by that certain first amendment thereto.  Among other things, the Amendment:

  Changes the triggering event for certain Glu obligations to SVB from Glu’s failing to meet a minimum cash balance of $3.5 million to any period in which Glu has amounts outstanding under the revolving line.
  Deletes the tangible net worth covenant and replaces it with the following minimum liquidity ratio: cash and cash equivalents maintained at Silicon Valley Bank or its affiliates to obligations of Glu to Bank of no less than 1.25 to 1.00.”

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.01 to this Current Report and is incorporated into this Item 1.01 by reference.

Item 2.02     Results of Operations and Financial Condition.

On November 4, 2008, Glu issued a press release announcing its financial results for the third quarter ended September 30, 2008 and providing its business outlook.  A copy of the press release is attached as Exhibit 99.01 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.01 to this Current Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying Exhibit 99.01 shall not be incorporated by reference into any registration statement or other document filed by Glu with the Securities and Exchange Commission (the “SEC”), whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

10.01	Second Amendment to Loan and Security Agreement between Glu Mobile Inc. and
Silicon Valley Bank, dated November 4, 2008.
99.01	Press Release issued by Glu Mobile Inc., dated November 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date:	November 4, 2008	By:	/s/ L. Gregory Ballard
		Name:	L. Gregory Ballard
		Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.01	Second Amendment to Loan and Security Agreement between Glu Mobile Inc. and Silicon Valley Bank, dated November 4, 2008.
99.01	Press Release issued by Glu Mobile Inc., dated November 4, 2008.

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